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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 13, 2000


                            APOGEE ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                     0-6365                 41-0919654
-------------------------------       -------------          -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota          55431
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     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:   (952) 835-1874
                                                     -----------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.     Other Events.
            ------------
     Apogee Enterprises, Inc. and PPG Industries of Pittsburgh, Pennsylvania have agreed to combine their U.S. automotive replacement glass distribution businesses in a new entity, PPG Auto Glass. PPG will hold a 66 percent interest and Apogee a 34 percent interest in the new company. Subject to regulatory approval, PPG Auto Glass is expected to begin operating this summer. See Exhibit
99.1 attached hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

             (c)  Exhibits:

     99.1    Press release, dated June 13, 2000

Signature

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   June 14, 2000

                                               APOGEE ENTERPRISES, INC.



                                               By    /s/ Robert G. Barbieri
                                               ----------------------------
                                                  Robert G. Barbieri
                                                  Vice President - Finance and
                                                  Chief Financial Officer
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                                 EXHIBITS INDEX


Exhibit No.
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 99.1   Press Release, dated June 13, 2000